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                                                                    EXHIBIT 10.1
                              AMENDED AND RESTATED
                          INGLES MARKETS, INCORPORATED
                   1987 EMPLOYEE INCENTIVE STOCK OPTION PLAN

1.  PURPOSE

         This Incentive Stock Option Plan (the "Plan") is intended as an incentive to encourage stock ownership by selected officers and key executive employees of Ingles Markets, Incorporated (the "Corporation") or of its subsidiary corporations (the "Subsidiaries") as that term is defined in Section 425(f) of the Internal Revenue Code of 1986, as now or hereafter amended (the "Code") so that they may acquire or increase their proprietary interest in the success of the Corporation and its Subsidiaries, and to encourage them to remain in the employ of the Corporation or its Subsidiaries. The Plan is also intended to aid the Corporation in competing with other enterprises for the services of new senior executives needed to help insure continued development. It is further intended that options issued pursuant to this Plan (the "Options") shall constitute incentive stock options within the meaning of Code
Section 422A.

2.  ADMINISTRATION

         The Plan shall be administered by a Stock Option Committee (the "Committee") consisting of not less than two members. The Committee shall be appointed by the Board of Directors of the Corporation (the "Board") from its membership. Until such time as the Committee is appointed, the entire Board shall serve as the Committee. Members of the Committee shall not include any person who is eligible, while serving as a member of the Committee, or who was eligible for a period of one (1) full year preceding the date on which such member first is appointed to the Committee, to participate in this Plan or any other plan of the Corporation or any of its affiliates which entitle the participants therein to acquire stock, stock options or stock appreciation rights of the Corporation or any of its affiliates.

         The Committee shall hold meetings at such times and places as it may determine. A majority of the vote of the Committee at a meeting or such acts as are reduced to or approved in writing by the majority of the members of the Committee shall be the valid acts of the Committee. The Committee may interpret the Plan, prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan and make such other determinations and take such other action as it deems necessary or desirable for the administration of the Plan and the protection of the Corporation except as otherwise reserved to the Board or the shareholders of the Corporation. Without limiting the generality of the foregoing, the Committee, in its discretion, may treat all or any part of any period during which an optionee is on military duty or on an approved leave of absence from the Corporation as a period of employment of such optionee by the Corporation for purposes of accrual of his rights under his Option. In addition, the Committee shall have the specific authority to grant Options with different terms to different optionees. Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive.






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         No member of the Committee shall be liable for any action taken or omitted or determination made in good faith with respect to the Plan or any Option granted under the Plan.

3.  ELIGIBILITY

         The persons who shall be eligible to receive Options shall be such salaried key executive employees as the Committee shall select from time to time who are officers (whether or not they are directors) of, or who are employed in an executive, administrative or professional capacity by, the Corporation or its Subsidiaries. An optionee may hold more than one Option, but only on the terms and subject to the restrictions hereafter set forth. No Option shall be granted to any employee who owns, at the time of such proposed grant, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its Subsidiaries. The granting of an Option to any employee shall neither entitle such employee to, nor disqualify such employee from, participation in any future Option grants.

4.  AGGREGATE AMOUNT OF STOCK SUBJECT TO PLAN

         Subject to the proper approval of the shareholders of the Corporation for the authorization to issue Class A Common Stock (as hereinafter defined), the stock subject to the Options shall be shares of the Corporation's authorized but unissued $.05 Par Value Class A Common Stock, herein sometimes called "Class A Stock." The aggregate number of shares which may be issued pursuant to Options under the Plan shall not exceed 250,000 shares of Class A Stock, subject to adjustment as described below.

         If, for any reason, any outstanding Option under the Plan expires or is terminated, the shares of Class A Stock allocable to the unexercised portion of such Option may again be subjected to an Option under the Plan.

5.  GRANT OF OPTIONS

         The Committee shall have the authority, subject to the terms of the Plan, to: (a) determine and designate from time to time those employees of the Corporation to whom Options are to be granted, provided that no director of the Corporation who is not also an employee of the Corporation shall be entitled to receive any Option under the Plan; and (b) determine the number of shares subject to each Option. The date of grant of an Option under the Plan will be the later of (i) the date on which the Option is awarded by the Committee, or
(ii) the effective date of the Registration Statement relating to the initial public offering of the Corporation's Class A Stock.

6.  VALUE OF STOCK SUBJECT TO OPTIONS

         The aggregate fair market value (determined as of the time the Option is granted) of any stock with respect to which Options are exercisable for the first time by an optionee during any





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calendar year (under all incentive stock option plans of the Corporation and any of its Subsidiaries) shall not exceed $100,000.00.

7.  TERMS AND CONDITIONS OF OPTIONS

         Stock Options granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions contained in Paragraphs A-H below; provided, however, that no Option shall be subject to any condition that is inconsistent with the provisions of Code Section 422A(b). In the event that any condition imposed hereunder on an Option is at any time determined by the Internal Revenue Service or a court of competent jurisdiction to be inconsistent with Code Section 422A, then each Option shall be deemed to have been granted without such condition and such Option shall continue in effect under such remaining terms and conditions as may be applicable as if the invalid condition had not been included.

         A. Employment of Optionee. Any person to whom an Option may be granted pursuant to the Plan shall be an employee of the Corporation or its Subsidiaries at the time of the grant of the Option. Such grant, however, shall not impose upon the Corporation any obligation to retain the optionee in its employ for any period.

         B. Number of Shares. Each Option shall state the number of shares to which it pertains.

         C. Option Price. Each Option shall state the Option price, which shall not be less than 100% of the fair market value of the Option shares on the date of the granting of the Option. Such price shall be subject to adjustment as provided in Paragraph F of this Item. The fair market value of the Corporation's Class A Stock for Options granted on the effective date of a public offering of such stock shall be the price at which such shares are offered to the public. In the event that the Corporation's Class A Stock is listed upon an established stock exchange, such fair market value shall be deemed to be the closing price of the Corporation's Class A Stock on such stock exchange on the day the Option is granted or, if no sale of the Corporation's Class A Stock shall have been made on any stock exchange on that day, the fair market value shall be determined as such price for the next preceding day upon which a sale shall have occurred. In the event that the Corporation's Class A Stock is not listed upon an established exchange but is quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the fair market value shall be deemed to be the closing sale price (if included in the national market list) or the mean between the closing dealer "bid" and "asked" prices for the Corporation's Class A Stock as quoted on NASDAQ for the day of the grant, and if no closing sale price or "bid" and "asked" prices are quoted for the day of the grant, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices are quoted. In the event that the Corporation's said Class A Stock is neither listed on an established stock exchange nor quoted on NASDAQ, the fair market value on the day the Option is granted shall be determined by the Committee.


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         D.  Term and Exercise of Options.  No Option shall be exercisable either in whole or in part prior to the expiration of five (5) years from the date it is granted. After the expiration of said five (5) year period, then the optionee shall have a period of three (3) months beyond said five (5) year period to exercise his Option in accordance with the terms of this Plan and the Option Agreement. No Option shall be exercisable after the expiration of sixty-three (63) months from the date it is granted.

         E. Termination of Employment. The Option of any optionee who shall cease to be an employee of the Corporation shall immediately terminate upon such cessation of employment, except when such cessation of employment is caused by the death or disability of the optionee or the retirement of the optionee with the consent of the Corporation (a "consented retirement"). The personal representative of the optionee (in the event of his death) or the optionee (in the event of his disability or consented retirement) may, subject to the provisions hereof and before the earlier of the Option's expiration date or the expiration of three (3) months after the date of such death or disability or consented retirement, exercise the Option granted to such optionee. To the extent that any Option is not exercisable at the date of the death or disability or consented retirement of an optionee or is not exercised in accordance herewith, it shall terminate at the earlier of the Option's expiration date or the expiration of the three (3) month period following such death, disability or consented retirement. Whether the termination of employment of an optionee is due to his disability or is to be considered a retirement with the consent of the Corporation shall be determined by the Committee, which determination, unless overruled by the Board of Directors, shall be final, binding and conclusive. Nothing in the Plan shall be construed as imposing any obligation on the Corporation to continue the employment of any optionee.

         F. Recapitalization. In the event of any change in the number of outstanding shares of the Class A Stock of the Corporation by reason of any stock dividend, stock split, reverse stock split, recapitalization, merger, consolidation, spin off, reorganization, combination or other exchange of shares or other similar corporate change (other than the issuance of additional stock in the Corporation or the exercise of any stock option by any person), then the Committee shall make an equitable adjustment of the number of Option shares and the Option price per share to reflect such change. The Committee's determination in that respect shall be final, binding and conclusive upon all parties. However, no Option granted pursuant to this Plan shall be adjusted in a manner that causes the Option to fail to qualify as an incentive stock option within the meaning of Code Section 422A. In the event of any merger, consolidation or reorganization of the Corporation, in which the Corporation is the surviving corporation, any Option granted under the Plan shall automatically be deemed to pertain to the securities and other property, if any, to which a holder of the number of shares of Class A Stock covered by the Option would have been entitled to receive in connection with any such event.
A dissolution or liquidation of the Corporation or a merger, consolidation or reorganization in which the Corporation is not the surviving corporation, and which does not contain appropriate provisions for the substitution of options to purchase appropriate stock of the surviving corporation on an equitable basis, shall cause each outstanding Option to terminate, provided that each optionee who has held an Option for more than one (1) year prior to the effective date of such event shall have the right immediately prior to such dissolution or liquidation, or





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merger, consolidation or reorganization in which the Corporation is not the surviving corporation, to exercise his option in whole or in part, subject to the exception that no option shall be exercisable after the expiration of sixty-three (63) months from the date it is granted. Except as expressly provided in this Paragraph, the optionee shall have no rights by reason of any change in the stock in the Corporation. The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

         G. Rights as a Shareholder. An optionee shall have no rights as a shareholder with respect to any shares covered by his Option until the date of the issuance to him of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Paragraph F hereof.

         H. Other Provisions. The option agreements authorized under the Plan shall contain such other provisions including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable. Any such Option shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option will be an "incentive stock option" as defined in Code Section 422A, as now or hereafter amended.

8.  EXERCISE OF OPTION

         The exercise of any Option under the Plan shall be subject to the provisions of Paragraphs A, B and C below.

         A. Method of Exercising Option. Any Option granted hereunder or any portion thereof may be exercised by the optionee by delivering to the Corporation at its main office (attention of its Secretary) written notice of the number of shares with respect to which the Option rights are being exercised and by paying in full the purchase price of the shares purchased. Upon receipt of such notice and payment, the Corporation shall issue and deliver to the optionee a certificate for the number of shares of Class A Stock with respect to which Options were so exercised.

         B. Payment of Purchase Price. The purchase price of the shares as to which an Option is exercised shall be paid in full to the Corporation at the time of exercise. The payment may be made either in cash or its equivalent, or with unrestricted shares of the stock of the Corporation previously acquired by the optionee, or any combination thereof; provided, however, that the Committee, in its discretion, may suspend or terminate the right of optionees to pay with stock of the Corporation should the Committee deem such action to be in the best interests of the Corporation.

         C. Withholding. The Corporation's obligation to deliver shares on the exercise of any Option shall be subject to any applicable federal, state and local tax withholding requirements.





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9.  RESERVATION OF SHARES

         The Corporation, during the term of any Options granted hereunder, will at all times reserve and keep available, and will seek to obtain from any regulatory body having jurisdiction any requisite authority in order to issue and sell, such number of shares of Class A Stock as shall be sufficient to satisfy the requirements of the Options granted under the Plan. If, in the opinion of the Corporation's counsel, the issuance or sale of any shares of the Corporation's stock hereunder shall not be lawful for any reason, including the inability of the Corporation to obtain from any regulatory body having jurisdictional authority deemed by such counsel to be necessary for such issuance or sale, the Corporation shall not be obligated to issue or sell any such shares.

10.  SECURITIES LAWS

         Upon the exercise of an Option at a time when there is not in effect under the Securities Act of 1933, as amended (the "Act"), a current registration statement relating to the shares of Class A Stock to be received upon such exercise, the optionee shall represent and warrant in writing to the Corporation that the shares purchased are being acquired for investment and not with a view to the distribution thereof and shall agree to the imposition of a legend on the certificate or certificates representing said shares in substantially the following form and such other restrictive legends as are required or advisable under the provisions of any applicable laws:

         This stock certificate and the shares represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), nor under any state securities laws and shall not be transferred at any time in the absence of (i) an effective registration statement under the Act with respect to such shares at such time; or (ii) an opinion of counsel satisfactory to the Corporation and its counsel, to the effect that such transfer at such time will not violate the Act or any applicable state securities laws; or (iii) a "no action" letter from the Securities and Exchange Commission and a comparable ruling from any applicable state agency with respect to such state's securities laws.

         No shares of Class A Stock shall be issued or sold upon the exercise of any Option unless and until (i) the full amount of the purchase price has been paid as provided in Item 8 hereof and (ii) the then applicable requirements of the Act, the North Carolina Business Corporation Act, the North Carolina Securities Act, the applicable securities laws of any other jurisdiction, as any of the same may be amended, the rules and regulations of the Securities and Exchange Commission and any other regulations of any securities exchange on which the Class A Stock may be listed shall have been fully complied with and satisfied.

11.  TRANSFERABILITY OF OPTIONS

         No Option shall be assignable or transferable by an optionee except by will or by the laws of descent and distribution. Any distributee by will or by the laws of descent and distribution shall be bound by the provisions of the Plan. During the life of an optionee, the Option shall be





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exercisable only by such optionee.  Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of any Option and any levy of execution, attachment or similar process on an Option shall be null and void.

12.  TERM OF PLAN

         Options may be granted pursuant to the Plan from time to time solely within a period of ten (10) years from the date the Plan is adopted, or the date the Plan is approved by the shareholders, whichever is earlier.

13.  APPLICATION OF FUNDS

         The proceeds received by the Corporation from the sale of Class A Stock pursuant to Options will be used for general corporate purposes.

14.  NO OBLIGATION TO EXERCISE OPTION

         The granting of an Option shall impose no obligation upon the optionee to exercise such Option.

15.  INDEMNIFICATION AND EXCULPATION

         Each person who is or shall have been a member of the Board or of the Committee shall be indemnified and held harmless by the Corporation against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof (with the Corporation's written approval) or paid by him in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Corporation based upon a finding of his lack of good faith; subject, however, to the condition that upon the institution of any claim, action, suit or proceeding against him, he shall in writing give the Corporation any opportunity, at its expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Corporation may have to indemnify him or hold him harmless. Each member of the Board or of the Committee, and each officer and employee of the Corporation shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than himself. In no event shall any person who is or shall have been a member of the Board or of the Committee, or an officer or employee of the Corporation, be held liable for any determination made, or other action taken, or any omission to act in reliance upon any such information as referred to in the preceding sentence, or for any action (including the furnishing of information) taken, or any omission to act, when any such determination, action or omission is made in good faith.





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16.  AMENDMENT AND DISCONTINUANCE

         The Board or the shareholders of the Corporation may (x) modify, extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options, and (y) terminate or amend the Plan in any respect at any time, except that no action of the Board or the shareholders may alter or impair an optionee's rights under any outstanding Option without his consent and, without the prior approval of the shareholders: (i) the total number of shares that may be optioned and sold under the Plan may not be increased (except by adjustment pursuant to Item 7F), (ii) the price at which shares may be purchased pursuant to Options granted hereunder may not be reduced (except by adjustment pursuant to Item 7F), (iii) the expiration date of the Plan may not be extended, (iv) the Plan may not be changed in such a manner that the Options granted hereunder would fail to qualify as incentive stock options under Code Section 422A, and (v) the provisions of this Item 16 may not be changed.

17.  APPROVAL OF SHAREHOLDERS

         The Plan shall not take effect (i) until the Plan is approved by the holders of a majority of the outstanding shares of common stock of the Corporation, which approval must occur within the period beginning twelve (12) months before and ending twelve (12) months after the date the Plan is adopted by the Board of Directors, and (ii) unless and until the Class A Stock is properly authorized by the shareholders of the Corporation to be issued.

18.  GENERAL

         Except as the same may be governed by the Code and applicable federal securities laws, the Plan and any Options granted hereunder shall be governed by and construed in accordance with the laws of the State of North Carolina.
As herein used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders, unless the context or use shall fairly require a different construction. Section or paragraph headings are employed herein solely for convenience of reference, and such headings shall not affect the validity, meaning or enforceability of any provision of the Plan. All references herein to "Item" or "paragraph" shall mean the appropriately numbered Item or paragraph of the Plan except where reference is made to the Code or any other specified law or instrument.

         AS APPROVED BY THE SHAREHOLDERS OF THE CORPORATION ON SEPTEMBER 8, 1987, AND AS AMENDED AND RESTATED BY THE BOARD OF DIRECTORS OF THE CORPORATION EFFECTIVE AS OF SEPTEMBER 8, 1987.





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